UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2008

TORRENT ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-19949	84-1153522
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

11918 SE Division, Suite 197 Portland, Oregon 97266 (Address of principal executive offices)
(503) 224-0072
(Registrant's telephone number, including area code)

One SW Columbia Street, Suite 640 Portland, Oregon 97258 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information provided pursuant to Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement (as such term is defined below) is incorporated into this Item 1.01 by reference.

Item 1.03 Bankruptcy or Receivership.

As previously reported by Torrent Energy Corporation (the "Company") in a current report on Form 8-K filed with the Commission on June 3, 2008, on June 2, 2008, the Company commenced Chapter 11 Case No. 08-32638-elp11 (the “Borrower’s Case”) by filing a voluntary petition for reorganization under Chapter 11 of Title 11of the United States Code, 11 U.S.C. 101 et. seq., the Bankruptcy Code, with the United States Bankruptcy Court for the District of Oregon (the “Bankruptcy Court”).  Also as reported at that time, each of Methane Energy Corp. and Cascadia Energy Corp. (together, the "Subsidiaries," and collectively with the Company, the "Debtors"), the Company's subsidiaries, commenced a case under Chapter 11 of the Bankruptcy Code on the same day (such cases, together with the Borrower’s Case, the “Chapter 11 Cases”).  The Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

In connection with the Chapter 11 Cases, on June 6, 2008, the Company and the Subsidiaries entered into a senior secured super-priority debtor in possession credit and guaranty agreement (the “DIP Credit Agreement”) among the Company, the Subsidiaries, as Guarantors, and YA Global Partner, L.P., as lender ("Lender").  The DIP Credit Agreement was approved by the Bankruptcy Court the same day.

The DIP Credit Agreement provides for a $4.5 million term loan under which Lender may advance credit to the Company (the " Loan").  The proceeds of the Loan will be used for working capital purposes, including payment of professional services fees, wages, salaries, and other operating expenses, payment of the promissory note issued by the Company to Lender on May 15, 2008, in the amount of $207,854 plus accrued interest, payment of certain subsidiary debt, and other purposes, as approved by Lender.  Advances under the DIP Credit Agreement will bear interest at the lower of twelve percent (12%) per annum or the highest rate of interest permissible under law.  Under the terms of the DIP Credit Agreement, the Company is required to pay to Lender a one-time commitment fee equal to two percent (2%) of the loan amount, and a monitoring fee in the amount of $22,500 per year, payable in monthly installments.  The Loan will mature on the earliest of (a) the date which is the one year anniversary of the DIP Credit Agreement, (b) the date of termination of the Loan in connection with Lender's rights upon an Event of Default (as defined in the DIP Credit Agreement), (c) the close of business on the first business day after the entry of the final order by the Bankruptcy Court, if the Company has not paid Lender the fees required under the DIP Credit Agreement, (d) the date a plan of reorganization confirmed in the Chapter 11 Cases becomes effective that does not provide for the payment in full of all amounts owed to Lender under the DIP Credit Agreement, (e) the date of the closing of a sale of all or substantially all of the Company’s and/or the Subsidiaries' assets pursuant to Section 363 of the Bankruptcy Code, a confirmed plan of reorganization or a liquidation pursuant to Chapter 7 of the Bankruptcy Code, and (f) the effective date of a plan of reorganization or arrangement in the Chapter 11 Cases. If the Term Loan is repaid prior to the one year anniversary of the date of the DIP Credit Agreement, the Company will be required to pay to Lender a prepayment fee in an amount equal to one percent (1%) of such prepayment.  Upon the occurrence of an Event of Default, all amounts owing under the DIP Credit Agreement shall bear interest at the rate of the lower of seventeen percent (17%) or the maximum rate permitted by law per annum, and Lender may declare all outstanding obligations immediately due and payable.   Under the terms of the DIP Credit Agreement, Lender has a right of first refusal to provide exit financing to the Company.  The Subsidiaries agreed to guarantee all obligations of the Company under the DIP Credit Agreement.

In connection with the DIP Credit Agreement, the Debtors and Lender entered into a security agreement (the "Security Agreement"), under which the Debtors granted a lien on substantially all of the assets of the Debtors, except to the extent that the security interest would contravene the terms of any agreement to which any of the Debtors is a party, as collateral for the payment and performance of the obligations of the Debtors under the DIP Credit Agreement.  The liens and security interests granted to Lender in and against the collateral, and the priorities accorded to the obligations, will have priority and senior-secured status senior to all claims and interests other than certain expenses agreed to by Lender and the Debtors under the DIP Credit Agreement (the "Permitted Expenses"), and the liens and administrative claim of Lender will have priority over any other administrative claims, other than the Permitted Expenses, in each case subject to required regulatory approvals.

The Company expects to file its Plan of Reorganization (the "Plan") with the Bankruptcy Court shortly.  In addition to the DIP Credit Agreement, the Plan is expected to include a rights offering, under which the shareholders of the Company will have the opportunity to purchase a minimum of $2.0 million of additional new equity (the "Rights Offering"), subject to Bankruptcy Court approval and other conditions.

Forward Looking Statements

This report contains certain “forward-looking statements” that are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements, particularly those statements regarding the proposed Plan of Reorganization and those preceded by the words “believes,” “expects,” “estimates,” “anticipates,” “will” or words of similar import are statements of management’s opinion.  These statements are subject to certain assumptions, risks, uncertainties and changes in circumstances.  Actual results may vary materially from those expressed or implied from the statements herein.  Factors that might cause such a variance include the effects of the Chapter 11 filing, the ability of the Company to continue to operate its business and maintain adequate liquidity and the uncertainty of the approval of the Plan of Reorganization.  For example, although the Company anticipates conducting a Rights Offering, there is no assurance that the Bankruptcy Court will approve the Plan of Reorganization, including the Rights Offering, or that certain other conditions to the Rights Offering will be satisfied.  These and other risks are or will be detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission.  More detailed information about risk factors that may affect the Company's actual results is set forth in filings by the Company with the SEC on Forms 10-K, 10-Q and 8-K, including the amended annual report on Form 10-K filed by the Company on February 25, 2008.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this communication.  Except as required by law, we undertake no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The information provided pursuant to Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement is incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORRENT ENERGY CORPORATION

Date: June 6, 2008	By:	/s/ Peter J. Craven
Peter J. Craven
Chief Financial Officer